UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2015

Aduro Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37345	94-3348934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, 3C Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 848-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In light of the U.S. Food and Drug Administration’s (the “FDA”) recent decision to place another company’s attenuated listeria-based therapy on clinical hold, Aduro Biotech, Inc. (the “Company”) confirmed today that ongoing clinical trials of its Live, Attenuated, Double-Deleted, or LADD, Listeria monocytogenes immunotherapy products, in multiple cancer indications, all continue as planned. The Company also confirmed that with respect to its clinical trials, it has complied with all reporting obligations to the FDA, including those relating to safety and adverse events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2015	ADURO BIOTECH, INC.

	By:	/s/ Blaine Templeman
Blaine Templeman
Executive Vice President and General Counsel

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